                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

         Filed by Registrant  |X|

         Filed by a Party other than the Registrant  |_|

         Check the appropriate box:

         |_|      Preliminary Proxy Statement

         |X|      Definitive Proxy Statement

                               CNET NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    BOARD OF DIRECTORS OF CNET NETWORKS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total Fee Paid:

--------------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials:

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     |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No:

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-----------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined

                               CNET NETWORKS, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


                          DATE: THURSDAY, JUNE 14, 2001
                          TIME: 11:30 A.M., LOCAL TIME
                           PLACE: CNET NETWORKS, INC.
                                   TV STUDIOS
                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111

MATTERS TO BE VOTED ON:

     1.       Election of two directors;

     2. Ratification of the appointment of our independent auditors for 2001; and

     3. Any other matters properly brought before the stockholders at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

                                         By Order of the Board of Directors


                                         SHELBY W. BONNIE,
                                         CHIEF EXECUTIVE OFFICER



San Francisco, California
April 30, 2001

                                 PROXY STATEMENT

         Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the board of directors. This proxy statement was first mailed to shareholders on May 7, 2001.

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
General Information About Voting....................................   1
Proposals You May Vote On...........................................   4
Stock Ownership.....................................................   5
Management..........................................................   7
Audit Committee Report..............................................  10
Executive Compensation..............................................  11
Stockholder Proposals...............................................  15
Persons Making the Solicitation.....................................  15
Independent Public Accountants......................................  16
Other Matters.......................................................  16
Financial Statements................................................  16


                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?


         You can vote your shares of common stock if our records show that you owned the shares on the record date, April 25, 2001. A total of 136,413,657 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock that you hold.

WHAT SHARES ARE INCLUDED ON THE PROXY CARD?

         The shares on your proxy card represent ALL of your shares of common stock. If you do not return your proxy card, your shares will not be voted.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the two director nominees and FOR each of the other proposals to be considered at the meeting.

         The proxies for the stockholders are Shelby W. Bonnie, Dan Rosensweig and Sharon A. Le Duy. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

WHAT MAY I VOTE ON?

         1. Election of John C. "Bud" Colligan and Eric Hippeau as directors;

         2. Approval of the appointment of KPMG LLP as our independent auditors for 2001.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

         The board of directors recommends a vote FOR each of the proposals.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card, by personally appearing at the annual meeting or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. However, no revocation will be effective unless notice of such revocation has been received by us at or prior to the annual meeting.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker, a bank or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions or broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

WHAT IS A "QUORUM"?

         A "quorum" is a majority of the shares of common stock outstanding on the record date. A quorum must be present either in person or represented by proxy for the annual meeting to be held. If a quorum is not present at the annual meeting, the meeting may be adjourned from time to time until a quorum is obtained.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

         The election of directors will be decided by a plurality of the votes cast at the annual meeting. All other matters will be decided by a majority of votes cast.

WHO WILL COUNT THE VOTE?

         ComputerShare Investor Services will count the votes and act as the inspector of election.

WHO PAYS FOR THIS PROXY SOLICITATION?

         CNET Networks

IS MY VOTE CONFIDENTIAL?

         Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to ComputerShare, and handled in a manner that protects your voting privacy. Your vote will not be disclosed
EXCEPT:

         1. as needed to permit ComputerShare to tabulate and certify the vote;

         2. as required by law; or

         3. in limited circumstances such as a proxy contest in opposition to the board of directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

                            PROPOSALS YOU MAY VOTE ON

PROPOSAL ONE - ELECTION OF DIRECTORS

         Two persons, John C. "Bud" Colligan and Eric Hippeau, each of whom is currently a Class II Director, are proposed to be re-elected as Class II Directors at the annual meeting. If elected, each of these directors will hold office until the annual meeting of stockholders in the year 2004 or until his successor is duly elected and qualified.

         GENERAL INFORMATION ABOUT NOMINEES. Both of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve as a director if elected. For information regarding each of the nominees for Class II Director, see "Management."

         VOTE REQUIRED. The election of directors will be decided by a plurality of the votes entitled to be cast at the meeting.

         NOMINATIONS. At the annual meeting, we will nominate Mr. Colligan and Mr. Hippeau as directors. Although we do not know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

         Other nominations for election to the board may be made by the board, a nominating committee appointed by the board or by any stockholder that has been the beneficial owner of at least $1,000 of common stock for at least one year. Nominations made by stockholders for next year's annual meeting must be made by written notice, certified mail, return-receipt requested and received by the Secretary of the Company by December 31, 2001.

                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
                EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

         KPMG LLP, independent certified public accountants, served as independent auditors for us for the fiscal year ended December 31, 2000 and reported on our financial statements. The board, upon the recommendation of the audit committee, has selected KPMG LLP as our independent auditors for fiscal year 2001 and recommends that the stockholders ratify this selection. The board has been advised that KPMG LLP has no relationship with us or our subsidiaries.

         A representative of KPMG LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

         Stockholder ratification is not required for the selection of KPMG LLP as our independent auditors for fiscal year 2000 because the board has responsibility for selection of our independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" THE RATIFICATION OF KPMG LLP
                           AS OUR INDEPENDENT AUDITORS


                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of March 31, 2001) by:

         o each person who we know beneficially owns more than 5% of the common stock;

         o each director;

         o each executive officer named in the Summary Compensation Table on page 11; and

         o the directors and executive officers as a group.

         Unless otherwise indicated below, the address for each listed director and executive officer is CNET Networks, Inc., 150 Chestnut Street, San Francisco, California 94111.


                                                                   AMOUNT AND                     PERCENT OF
                                                               NATURE OF BENEFICIAL              OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNERSHIP (1)                    SHARES
---------------------------------------------------     ---------------------------------  -------------------------

Halsey M. Minor.....................................                 9,946,744 (2)                    7.3%
Shelby W. Bonnie....................................                10,569,873 (3)                    7.8%
Dan Rosensweig......................................                   779,670 (4)                    *
Richard J. Marino...................................                   445,831 (5)                    *
Douglas N. Woodrum..................................                   624,062 (6)                    *
Barry Briggs........................................                   219,296 (7)                    *
John C. "Bud" Colligan..............................                   131,248 (8)                    *
Eric Hippeau .......................................                   469,098 (9)                    *
Mitchell Kertzman...................................                   60,048 (10)                    *
Randall Mays........................................                   11,666 (11)                    *
Eric Robison........................................                   22,499 (12)                    *
MFS Investment Management...........................               17,347,751 (13)                   12.7%
Capital Research & Management.......................               13,936,630 (14)                   10.1%
All executive officers and directors as a group
     (11 persons)...................................               23,280,035 (15)                  17.0%

--------------------------------------
*     Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Percentages for each person are based on the 136,301,755 shares outstanding at March 31, 2001, plus the total number of outstanding options or warrants held by such person that are exercisable within 60 days of the date of this proxy statement. Shares issuable upon exercise of outstanding options and warrants, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2) Includes 343,052 shares held by a trust for the benefit of Mr. Minor's descendants, as to which he disclaims beneficial ownership. Also includes 1,030,000 shares subject to options that are exercisable within 60 days.

(3) Includes 31,596 shares held by trusts for Mr. Bonnie's benefit and 29,400 shares issuable upon exercise of a warrant held by a partnership controlled by Mr. Bonnie. Also includes 332,000 shares held by trusts for the benefit of Mr. Minor's descendants, of which Mr. Bonnie is trustee and as to which Mr. Bonnie disclaims beneficial ownership. Includes 108,333 shares subject to options that are exercisable within 60 days.

(4) Consists of shares subject to options that are exercisable within 60 days.

(5) Consists of shares subject to options that are exercisable within 60 days.

(6) Includes 587,502 shares subject to options that are exercisable within 60 days.

(7) Consists of shares subject to options that are exercisable within 60 days.

(8) Consists of shares subject to options that are exercisable within 60 days.

(9) Consists of shares subject to options that are exercisable within 60 days. Includes options granted when Mr. Hippeau was an officer of Ziff-Davis Inc. that were assumed in the acquisition of that company.

(10) Consists of shares subject to options that are exercisable within 60 days.

(11) Consists of shares subject to options that are exercisable within 60 days.

(12) Consists of shares subject to options that are exercisable within 60 days.

(13) The address for MFS Investment Management is 500 Boyleston Street, Boston, MA 02116.

(14) The address for Capital Research & Management is 333 South Hope Street, Los Angeles, CA 90071.

(15) Includes a total of 3,865,191 shares subject to options that are exercisable within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our directors and officers must file reports with the Securities and Exchange Commission indicating the number of shares of common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. For transactions completed in 2000, based on our review, we know of one late Form 4 filed by Mr. Minor.

                                   MANAGEMENT

         The following table sets forth the names, ages and positions of our executive officers and directors as of March 31, 2001. Their respective backgrounds are described following the table:


         NAME                         AGE                   POSITION WITH THE COMPANY
----------------------------------    ---       -----------------------------------------------------
Shelby W. Bonnie(1)                    36       Chairman of the Board and Chief Executive Officer
Dan Rosensweig (3)                     40       President, CNET Networks and Director
Douglas N. Woodrum                     43       Executive Vice President and Chief Financial Officer
Barry Briggs                           45       President, CNET Networks Media
John C. "Bud" Colligan(2)              46       Director
Eric Hippeau (2)                       49       Director
Mitchell Kertzman (3)                  52       Director
Randall Mays (3)                       35       Director
Eric Robison (1)                       41       Director


----------------------------------------------

(1)      Class I Director (term expires in 2003)
(2)      Class II Director (term expires at the annual meeting)
(3)      Class III Director (term expires in 2002)

         SHELBY W. BONNIE has served as our Chief Executive Officer since March 2000 and has been a director since July 1993 and Chairman of the Board since November 2001. Mr. Bonnie also served as our Chief Financial Officer from July 1993 until December 1997 and as our Executive Vice President and Chief Operating Officer for July 1993 until March 2000. Prior to joining CNET, Mr. Bonnie held positions at Tiger Management Corporation, a New York based investment managing firm, and Lynx Capital, a private equity fund, and in the mergers and acquisitions department at Morgan Stanley & Co. Inc.

         DAN ROSENSWEIG became President of CNET upon the October 2000 merger with ZDNet. Prior to the merger with CNET, Mr. Rosensweig had been Chief Executive Officer of ZDNet since January 1999 and President of ZDNet from 1997 to July 2000. From 1996 to 1997, Mr. Rosensweig served as Executive Vice President of ZD Inc.'s Internet Publishing Group. From 1995 to 1996, Mr. Rosensweig was Vice President and Publisher of PC Magazine, and, from 1994 to 1995, was Publisher of PC Magazine. Since joining ZD Inc. in 1983, Mr. Rosensweig has also held a number of positions, including Associate Publisher positions at PC Magazine, Computer Shopper and PC Sources.

         DOUGLAS N. WOODRUM joined CNET as Executive Vice President and Chief Financial Officer in December 1997. He served as director of the company from December 1997 until the ZDNet acquisition in October 2000. Prior to joining CNET, Mr. Woodrum served as Executive Vice President and Chief Financial Officer of Heritage Media Corporation, a diversified media company that he helped found in 1987.

         BARRY D. BRIGGS became President of CNET Media upon the October 2000 merger with ZDNet. Prior to the merger with CNET, Mr. Briggs had been President of ZDNet since July 2000 and prior to that served as Executive Vice President of ZDNet since 1999. From 1997 to 1999 he was Vice President, Advertising Sales and Marketing of ZDNet. During his six years with Ziff-Davis Inc. he served as Network Director of Corporate Sales, Associate Publisher of Computer Life, and Family PC. Prior to joining Ziff-Davis Inc., Mr. Briggs held a number of positions at Time Warner Inc., including Director of

Marketing and Sales Development at Sports Illustrated, National Sale Manager for Time Magazine and Eastern Regional Director for all of Time Inc.

         JOHN C. "BUD" COLLIGAN became a director of CNET in May 1996. Since March 1998, Mr. Colligan has been a partner with Accel Partners, a venture capital firm in Palo Alto, California. From November 1996 until August 1998, Mr. Colligan served as Chairman of Macromedia, Inc., a multimedia software company and from 1992 to November 1996 he was Chief Executive Officer of Macromedia. Prior to joining Macromedia in 1992, Mr. Colligan was President and Chief Executive Officer of Authorware, a multimedia software company, and held various positions with Apple Computer, Inc.

         ERIC HIPPEAU became a director of CNET in October 2000 upon the merger with ZDNet. Mr. Hippeau is currently President and Executive Managing Director of Softbank International Ventures. Mr. Hippeau was Chairman and Chief Executive Officer of Ziff-Davis Inc. from 1998 until October 2000. He joined Ziff-Davis Inc. in 1989 as publisher of PC Magazine, was named Executive Vice President of Ziff-Davis Inc. in 1990, and was named President and Chief Operating Officer in February 1991. Prior to joining Ziff-Davis, Inc., Mr. Hippeau held a number of positions with IDG, including Vice President of computer publications in Latin America and Publisher of IDG's InfoWorld magazine. Mr. Hippeau is currently a Director of Global Crossing Ltd., Asia Global Crossing Ltd, Key3Media, Yahoo!, Starwood Hotels and Resorts Worldwide, Inc.

         MITCHELL E. KERTZMAN became a director of CNET in May 1996. Since November 1998, Mr. Kertzman has served as President and Chief Executive Officer of Liberate Technologies, Inc., an information appliance and software provider. From July 1996 until November 1998, Mr. Kertzman served as Chairman of the Board and Chief Executive Officer of Sybase, Inc., a leading provider of enterprise database software, which Mr. Kertzman joined in February 1995 as Executive Vice President. Prior to joining Sybase, Inc., Mr. Kertzman served as Chief Executive Officer and a director of Powersoft Corporation, an application development tools provider. Mr. Kertzman also serves on the Board of Directors of Chordiant Software, Inc., Extensity, Inc., and Handspring, Inc.

         RANDALL MAYS became a director of CNET in November 2000. Mr. Mays has served as the Executive Vice President and Chief Financial Officer of Clear Channel since February 1997. Prior to that Mr. Mays served as Clear Channel's Vice President and Treasurer since January 1993. Mr. Mays also serves on the Board of Directors of Clear Channel and XM Satellite Radio.

         ERIC ROBISON became a director of CNET in December 1994. Since January 1994, Mr. Robison has served as Business Development Associate of Vulcan Ventures Inc. ("Vulcan"), a venture capital firm. Prior to joining Vulcan, Mr. Robison was co-founder and Vice President of The Stanton Robison Group, Inc., a business development, marketing and advertising consultant firm. Mr. Robison also served in key marketing management positions with SGS, Inc., Ashton-Tate, Inc. and Denny's Inc. Mr. Robison also serves on the Board of Directors of Cumulus Media, Inc.

MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

         Our business is managed under the direction of the board. The board meets during our fiscal year to review significant developments affecting us and to act on matters requiring board approval. The board held 12 formal meetings during the fiscal year ended December 31, 2000. All of the directors attended at least 75% of the board meetings.

         The board has established an audit committee and a compensation committee to devote attention to specific subjects and to assist the board in the discharge of its responsibilities. The functions of these committees and their current members are described below.

AUDIT COMMITTEE

         MEETINGS DURING 2000
         o  4 formal meetings held in 2000.
         o  Did not act by written consent.

         FUNCTION
         o  Review internal financial information
         o  Review audit program
         o  Review the results of audits with the independent auditors
         o  Oversee quarterly reporting
         o  Selection of our independent accountants
         o  Review fees to be paid to independent accountants
         o  Reviews our accounting practices

         MEMBERS DURING 2000
         o  John C. "Bud" Colligan
         o  Eric Robison
         o  Mitchell Kertzman

         MEMBERS FOR 2001
         o  Randall Mays
         o  Eric Robison
         o  Mitchell Kertzman

COMPENSATION COMMITTEE

         MEETINGS DURING 2000
         o  1 formal meeting held in 2000.
         o  Acted once by written consent.

         FUNCTION
         o Reviews salaries, incentives and other compensation for our officers and other employees
         o Administers our existing stock option plans and our employee stock purchase plan

         MEMBERS DURING 2000
         o  John C. "Bud" Colligan
         o  Eric Robison
         o  Mitchell Kertzman

         MEMBERS FOR 2001
         o  Eric Hippeau
         o  John C. "Bud" Colligan

         The board does not have a standing nominating committee or any other committee performing a similar function. The function customarily attributable to a nominating committee is performed by the board as a whole.

REPORT OF THE AUDIT COMMITTEE

         The audit committee of the Company's board of directors (the "Audit Committee") in 2000 consisted of three non-employee directors, John C. "Bud" Colligan, Eric Robison, and Mitchell Kertzman, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the board of directors, attached to this Proxy Statement as Appendix A. Among its other functions, the Audit Committee recommends to the board of directors, subject to stockholder ratification, the selection of the Company's independent auditors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61.

         The Audit Committee has also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent auditors that firm's independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

         Based on the Audit Committee's discussion with management and the independent auditors, and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                                        AUDIT COMMITTEE

                                                        John C. "Bud" Colligan
                                                        Eric Robison
                                                        Mitchell Kertzman

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2000.

                                                                                 LONG TERM
                                                  ANNUAL COMPENSATION (1)      COMPENSATION
                                               -----------------------------      AWARDS
                                                                              --------------
                                                                                SECURITIES
                                      FISCAL                                    UNDERLYING        ALL OTHER
    NAME AND PRINCIPAL POSITION        YEAR           SALARY        BONUS       OPTIONS (#)     COMPENSATION
-----------------------------------  --------  -----------------  ----------  ---------------  ---------------

Halsey M. Minor                        2000    $  83,846                  0             0                0
Chief Executive Officer until 3/00     1999      225,000                  0       400,000                0
                                       1998      194,000                  0     1,200,000                0

Shelby W. Bonnie                       2000      246,153                  0       200,000                0
Chief Executive Officer from 3/00      1999      160,000                  0       100,000                0
                                       1998      160,000                  0             0                0

Richard J. Marino                      2000      350,000            249,999       350,000                0
Chief Operating Officer (2)            1999      193,846            246,538       450,000                0
                                       1998           --                 --            --               --

Douglas N. Woodrum                     2000      249,999            101,500       125,000                0
Executive Vice President               1999      250,000             75,000        60,000                0
and Chief Financial Officer            1998      250,000                  0             0               --


Dan Rosensweig (3)                     2000       67,708                  0       700,000                0
President, CNET Networks               1999           --                 --            --               --
                                       1998           --                 --            --               --

Barry Briggs(4)                        2000       65,625                  0       300,000                0
President, Media                       1999           --                 --            --               --
                                       1998           --                 --            --               --

------------------------------------

(1) The aggregate value of perquisites and other personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.
(2) Mr. Marino joined the Company in May 1999. Mr. Marino resigned from the company in March 2001.
(3) Mr. Rosensweig joined the Company on October 17, 2000 in connection with the Company's acquisition of ZDNet.
(4) Mr. Briggs joined the Company on October 17, 2000 in connection with the Company's acquisition of ZDNet.


         During 2000, options to purchase an aggregate of 11,786,314 shares of common stock at fair market value on the date of grant were granted under our stock options plans. The following table provides information regarding stock options granted by the Company during 2000 to persons listed in the Summary Compensation Table.

                                               OPTIONS GRANTED IN 2000

                                                INDIVIDUAL GRANTS
                           ------------------------------------------------------------       POTENTIAL REALIZABLE
                                              % OF TOTAL                                        VALUE AT ASSUMED
                               NUMBER OF       OPTIONS                                       ANNUAL RATES OF STOCK
                              SECURITIES      GRANTED TO                                     PRICE APPRECIATION FOR
                              UNDERLYING      EMPLOYEES    EXERCISE                             OPTION TERM (1)
                               OPTIONS         DURING       PRICE      EXPIRATION        -------------   -------------
NAME                          GRANTED (#)       2000       ($/SHARE)     DATE                 5%              10%
-------------------------  ---------------  ------------  ----------  ------------       -------------   -------------
Halsey M. Minor..........            0         n/a           n/a          n/a               n/a              n/a
Shelby W. Bonnie.........      200,000         1.6%         24.625      4/16/10           3,097,000        7,849,000
Richard J. Marino........      200,000         1.6%         24.625      4/16/10           3,097,000        7,849,000
                               150,000         1.3%         18.875     10/17/10           1,781,250        4,512,750
Douglas N. Woodrum.......      125,000         1.0%         24.625      4/16/10           1,935,625        4,905,625
Dan Rosensweig                 700,000         5.9%         18.875     10/17/10           8,312,500       21,059,500
Barry Briggs                   300,000         2.5%         18.875     10/17/10           3,562,500        9,025,500

-------------

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. The actual value, if any, that an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels. On April 27, 2001, the closing price of the Company's stock was $11.69.

         The following table sets forth information regarding the exercise of stock options by persons named in the Summary Compensation Table and year-end option values.

                                OPTION EXERCISES
                            AND YEAR END VALUE TABLE

                                                                                              VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED                  IN-THE-MONEY
                            SHARES                          OPTIONS AT YEAR-END               OPTIONS AT YEAR-END (1)
                         ACQUIRED ON     VALUE ON      -------------------------------   --------------------------------
         NAME              EXERCISE     EXERCISE ($)     EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----------------------  ------------  --------------   --------------  ---------------   ---------------  ---------------
Halsey M. Minor......     170,000      $9,679,375         896,664           133,336         $7,117,271      $1,058,355
Shelby W. Bonnie.....          --              --          25,000           275,000                  0               0
Richard J. Marino....          --              --         337,501           112,499                  0               0
Douglas N. Woodrum...      18,280        $831,740         570,000           298,440          1,388,758       6,000,938
Dan Rosensweig                 --              --         799,670           700,000          5,981,208               0
Barry Briggs              120,000      $2,912,164         219,296           300,000          1,158,944               0

-------------
(1) Value based on $16.00 closing price per share of common stock on December 31, 1999, as required by SEC rules.

DIRECTOR COMPENSATION

         We do not pay cash compensation to our directors, but we do reimburse directors for expenses incurred in attending board and committee meetings. Each non-employee director received a grant of nonqualified stock options on June 5, 1996 to purchase 80,000 shares of common stock at an exercise price of $7.00 per share. Non-employee directors subsequently elected to the board received, and directors elected in the future will automatically receive, upon such election, nonqualified stock options to purchase 80,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. In addition, each non-employee director serving on June 30 of each year automatically receives nonqualified stock options to purchase 20,000 shares of common stock. All of the options granted pursuant to these provisions are immediately exercisable on the date of grant, but the common stock issued upon exercise is subject to repurchase by us at original cost. This repurchase right lapses, and the optionee's rights with respect to each grant vest, in a series of 48 equal monthly installments following the date of grant, for so long as the optionee remains a director of CNET. In addition, vesting will automatically accelerate upon any sale of CNET through a merger, recapitalization, reorganization, asset sale, tender offer or similar event.

EMPLOYMENT AGREEMENTS

         On March 16, 2001 we entered into an amicable severance agreement with Mr. Marino that provided for a gross lump sum payment of $771,016 and a gross bonus payment of $79,675 to Mr. Marino. Certain options granted to Mr. Marino in the course of his employment became exercisable upon his termination date.

         In December 2001, the Company entered into a Service Agreement with Mr. Minor pursuant to which he agreed to provide services as Chairman Emeritus in exchange for an annual salary of $100,000 over a one-year period. The agreement also includes certain restrictions on Mr. Minor's ability to engage in competitive activities.

INCENTIVE PLAN

         The board of directors adopted our Incentive Plan on April 15, 1998. Pursuant to the terms of the plan, certain of our key employees are eligible to earn cash bonuses if the Company achieves certain financial targets and if the employee achieves certain performance targets. In 2000, we paid an aggregate of approximately $1.9 million to employees with respect to our financial performance in 1999 under the Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Compensation decisions concerning our executive officers for 2000 were made by the compensation committee, subject to the terms of any pre-existing employment agreements between us and such executive officers. Mr. Colligan, Mr. Kertzman and Mr. Robison served as members of the compensation committee during 2000. In 2001, the compensation committee members are Mr. Colligan and Mr. Hippeau. None of the compensation committee members is or has been a company officer or employee. None of our executive officers currently serves on the compensation committee or any similar committee of another public company.

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

         The compensation committee is responsible for recommending to the full board salary amounts for our executive officers and making the final determination regarding bonus arrangements for such persons. The compensation committee is also responsible for making the final determination regarding awards of stock options to such persons.

         COMPENSATION PHILOSOPHY. Compensation to executive officers is designed to attract and retain highly capable executives, to motivate the performance of executives in support of the achievement of our strategic financial and operating performance objectives and to reward performance that meets this standard. We are engaged in a highly competitive business and must attract and retain qualified executives in order to be successful. In 2000, executive compensation was comprised of the following elements:

                  BASE SALARY AND BONUSES. To the extent not determined pursuant to pre-existing employment agreements, the base salary for our executive officers was determined after review of publicly available information concerning the base salaries of executives with similar responsibilities in companies engaged in businesses similar to us, the responsibilities of each executive officer and the subjective evaluation of each officer's contribution and potential contribution to us. The compensation committee also has the authority to grant year-end cash bonuses to motivate the executive officers to achieve annual financial and other goals.

                  STOCK OPTION PLANS. Our stock option plans form the basis of our long-term incentive plan for executive officers and other key employees. The compensation committee believes that a significant portion of executive compensation should be dependent on value created for the stockholders. In selecting recipients for option grants and in determining the size of such grants, the compensation committee considers various factors such as the performance of CNET and the contributions of the individual recipient to CNET.

                  BENEFITS. Executive officers also receive benefits typically offered to executives by companies engaged in businesses similar to ours, as well as various benefits generally available to our employees (such as health insurance). The compensation committee intends to design our compensation programs so that compensation paid to executive officers will qualify for deductibility under applicable provisions of the Internal Revenue Code, including Section 162(m). However, we may pay compensation which is not deductible in limited circumstances when prudent management so requires.

                  2000 COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. Bonnie served as our Chief Executive Officer during 2000. Mr. Bonnie's base salary for 2000 was $250,000. In addition, in 2000 Mr. Bonnie received option grants totaling 200,000 shares. The board ratified decisions made by the committee with respect to Mr. Bonnie's compensation. Mr. Bonnie's overall compensation reflects a higher degree of responsibility with respect to the strategic decision making authority and higher level of responsibility with respect to our strategic direction and our financial and operational results. The compensation committee believes that Mr. Bonnie's salary was substantially below competitive salaries paid to executives with similar qualifications and responsibilities.

                                                 COMPENSATION COMMITTEE

                                                 John C. "Bud" Colligan
                                                 Mitchell Kertzman
                                                 Eric Robison

CORPORATE PERFORMANCE GRAPH


         The following graph compares the cumulative total return of the common stock during the period commencing July 2, 1996, the date public trading of the common stock began following our initial public offering, to December 31, 2000, with the NASDAQ 100 Stock Index and the JP Morgan Chase H&Q Internet Index (the "Peer Group Index"). The NASDAQ 100 Index includes the 100 largest non-financial domestic growth companies across major industry groups and is weighted by market capitalization. The graph depicts the results of investing $100 in the common stock, the NASDAQ 100 and the Peer Group Index at closing prices on July 2, 1996, and assumes that all dividends were reinvested. Note: The previous year's proxy statement erroneously labeled the NASDAQ index as the S&P 500 index.


                        RELATIVE STOCK PRICE PERFORMANCE


                              [PERFORMANCE GRAPH]


  DATES   CNET NETWORKS, INC.  JPMORGAN H&Q INTERNET  NASDAQ STOCK MARKET - U.S.
  -----   -------------------  ---------------------  --------------------------
 7/2/96         100.00                100.00                   100.00
12/31/97        184.38                112.66                   132.43
12/31/98        332.81                262.26                   186.76
12/31/99       1418.75                909.34                   347.07
12/31/00        400.00                349.88                   208.83

         THE STOCK PRICE PERFORMANCE DEPICTED IN THE CORPORATE PERFORMANCE GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE. THE CORPORATE PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

                              STOCKHOLDER PROPOSALS

         A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at our principal executive office by December 31, 2000 will be included in our proxy statement and form of proxy for that meeting. In addition, under the terms of the Company's Bylaws, a stockholder who intends to present an item of business at the 2002 annual meeting (other than a proposal submitted for inclusion in the Company's proxy materials) must provide written notice of such business to the Company by December 31, 2001. Proposals and other items of business should be submitted by certified mail to the attention of the Secretary of the Corporation.

                         PERSONS MAKING THE SOLICITATION

         The enclosed proxy is solicited on behalf of the board. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone or telegraph. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the common stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP, independent certified public accountants, has been selected by the board as our independent auditor for the current year. A representative of KPMG LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

         The following sets forth the aggregate fees billed or expected to be billed by KPMG for audit services rendered in connection with the financial statements and reports for fiscal year 2000 and for other services rendered during fiscal year 2000 on behalf of the Company and its subsidiaries, as well as all "out-of-pocket" costs incurred in connection with these services, which have been or will be billed to the Company:

         AUDIT FEES: The aggregate fees billed by KPMG LLP for professional services for the audit of CNET's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in CNET's forms 10-Q for fiscal 2000 were $514,500.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION: There were no fees billed by KPMG LLP to CNET for financial information systems design and implementation fees for fiscal 2000.

         ALL OTHER FEES: The aggregate fees billed to CNET for all other services rendered by KPMG LLP for fiscal 2000, including fees for statutorily required audits of certain locations outside the U.S. where CNET has operations, were $1,003,000.

                                  OTHER MATTERS

         The board is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of CNET.

                    FINANCIAL STATEMENTS & ADDITIONAL COPIES

                  WE WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE OUR ANNUAL REPORT ON FORM 10-K. ONLY ONE ANNUAL REPORT OR PROXY STATEMENT, AS APPLICABLE, WILL BE MAILED TO MULTIPLE STOCKHOLDERS SHARING AN ADDRESS UNLESS THE COMPANY RECEIVES CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. UPON WRITTEN REQUEST THE COMPANY WILL PROMPTLY DELIVER A SEPARATE COPY OF THE ANNUAL REPORT OR PROXY STATEMENT, AS APPLICABLE, TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY WAS DELIVERED. REQUESTS SHOULD BE DIRECTED

TO INVESTOR RELATIONS, CNET NETWORKS, INC., 28 E. 28TH STREET, NEW YORK, NY 10016; TELEPHONE NUMBER: 212-503-3505.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                               CNET NETWORKS, INC.


PURPOSE

The purpose of the Committee is to review and report to the Board regarding:

     o  The appropriateness of the Company's accounting policies.
     o The adequacy of the Company's internal controls and reliability of the Company's financial information reported to the public.
     o  The Company's compliance with legal and regulatory requirements.
     o The independence and performance of the Company's internal auditors and Independent Accountants.

COMPOSITION

The Committee shall be appointed by the Board and shall have at least three members. All members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, as set forth in Exhibit A.

MEETINGS

The Committee will meet formally at least four times each fiscal year.

The Committee, in its discretion, will invite to Committee meetings members of management, including the Chief Financial Officer of the Company and a representative of the Independent Accountants.

The Committee will hold separate private meetings at least once each fiscal year with the Independent Accountants.

MATTERS PERTAINING TO INDEPENDENT ACCOUNTANTS

Independent Accountants shall have ultimate accountability to the Committee and the Board of Directors.

The Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Accountants.

In performing these duties, the Committee will:

       o Review the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications.
       o Periodically review information from the Independent Accountants pertaining to the Independent Accountants' independence, discuss such information with the Independent Accountants and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of such independence.

       o Review with the Independent Accountants and management the results of the Independent Accountant's year-end audit. o Review the Independent Accountant's annual report on internal controls and financial reporting practices with the Independent Accountants and management.
       o Receive and review required communications from the Independent Accountants.


MATTERS PERTAINING TO FINANCIAL REPORTING

The Committee shall:

     o Review with the Independent Accountants and management the Company's Form 10-K, and, if satisfied, recommend its approval for filing with the Securities and Exchange Commission.
     o Review with the Independent Accountants and management the Company's quarterly financial results before filing with the Securities and Exchange Commission or authorize the Audit
        Committee Chairman to conduct such a review.
     o Review with management the Company's proxy statement and related materials, and, if satisfied, recommend their approval for filing with the Securities and Exchange Commission.
     o  Review the Company's financial reporting practices, including:
          >> The Company's accounting policies and practices and significant judgments that may affect the financial results.
          >> The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.
          >> The effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

CONTROLS

The Committee shall review with management the adequacy and effectiveness of the Company's internal controls.

COMPLIANCE AND LEGAL MATTERS

The Committee shall:

     o Review and monitor the Company's policies regarding conflict of interest and compliance with applicable laws. o Review with the Company's counsel material litigation, governmental investigations and other legal matters as appropriate.
     o  Review the Company's tax planning and reporting practices.

OTHER MATTERS

The Committee shall, as it deems necessary, confer with the Company's Independent Accountants and officers and conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

CHARTER REVIEW

The Committee shall reassess the adequacy of its charter annually and recommend any proposed changes to the Board for approval.

                           EXHIBIT A TO AUDIT COMMITTEE CHARTER
                    Criteria for Audit Committee Independence

     o No member may (a) be an officer or employee of the Company , (b) have been an employee within the past three years or (c) have an immediate family member who has been an executive officer of the Company within the past three years.
     o No member may have any relationship with the Company that may interfere with the exercise of his or her independence from management and the Company. This condition can't be met if the member is a partner, controlling shareholder or an executive officer of any business to which the Company made, or from which it received, payments that exceed five percent of the business's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years
     o No member may be employed as an executive of another entity where a Company executive serves on the compensation committee.
     o Each member shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the Committee.
     o At least one member must have past employment experience in finance or accounting, professional certification in accounting or any other comparable experience or background that has provided such member with financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

                               CNET NETWORKS, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


                                    WITHHOLD
                        FOR ALL     AUTHORITY    FOR all nominees,
                        nominees   to vote for   except vote withheld
                                  all nominees  for those named below:
1.   Election of Class II
     Directors:           [ ]         [ ]          [ ]
     01 JOHN C. "BUD" COLLIGAN
     02 ERIC HIPPEAU

                                      -------------------------
                                            Nominee Exceptions


2.   Ratification of                    FOR      AGAINST    ABSTAIN
     KPMG LLP, independent              [ ]        [ ]        [ ]
     certified public
     accountants, to serve
     as the Company's
     independent auditors
     for the fiscal year
     ending December 31, 2001:


3.   On any other business that
     may properly come before the
     meeting; hereby revoking any
     proxy heretofore given by the
     undersigned


                             DATED:                                      , 2000.
                                   -------------------------------------

                                   -------------------------------------

                                   -------------------------------------
                                       (SIGNATURE OF STOCKHOLDER(S))

                                   (JOINT OWNERS MUST EACH SIGN. PLEASE SIGN
                                   EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS
                                   CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE,
                                   EXECUTOR, ADMINISTRATOR, GUARDIAN OR
                                   CORPORATE OFFICER, PLEASE GIVE YOUR FULL
                                   TITLE.)

                                     PLEASE SIGN, DATE AND MAIL TODAY.

--------------------------------------------------------------------------------
                            O FOLD AND DETACH HERE O

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                     PROMPTLY USING THE ENCLOSED ENVELOPE.



         21

                               CNET NETWORKS, INC.
       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
                       11:30 A.M., THURSDAY, JUNE 14, 2001
    CNET NETWORKS, INC., 150 CHESTNUT STREET, SAN FRANCISCO, CALIFORNIA 94111

     The undersigned stockholder of CNET NETWORKS, Inc. (the "Company") hereby Appoints Shelby Bonnie, Dan Rosensweig, Sharon Le Duy, or any of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) OR (3), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (3). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated April 30, 2000, is hereby acknowledged.